1 3 Q 2 5 E A R N N IN G S P R E S E N T A T IO N 3Q 2025 EARNINGS PRESENTATION November 5th, 2025

2 DISCLAIMER 3 Q 2 5 E A R N N IN G S P R E S E N T A T IO N FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing and investment plans, competitive position, industry and regulatory environment, including potential regulatory reform related to energy credits, uncertainty relating the implementation of tariffs and changes in trade policy, including the reduction or elimination of certain government incentives, ability to provide 100% domestic content trackers, expectations regarding the macroeconomic environment and geopolitical developments, including the effects of tariffs, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would,” “designed to” or similar expressions and the negatives of those terms. Our actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks, uncertainties and other factors, including without limitation: changes in growth or the rate of growth in demand for solar energy projects; factors outside of our control affecting the variability and demand for solar energy, including but not limited to, the retail price of electricity, availability of in-demand components like high voltage breakers, various policies related to the permitting and interconnection costs of solar plants, and the availability of incentives for solar energy and solar energy production systems, which makes it difficult to predict our future prospects; competitive pressures within our industry; competition from conventional and renewable energy sources; a loss of one or more of our significant customers, their inability to perform under their contracts, or their default in payment; a drop in the price of electricity derived from the utility grid or from alternative energy sources; fluctuations in our results of operations across fiscal periods, which could make our future performance difficult to predict and could cause our results of operations for a particular period to fall below expectations; any increase in interest rates, or a reduction in the availability of tax equity or project debt capital in the global financial markets, which could make it difficult for customers to finance the cost of a solar energy system and reduce the demand for our products; existing electric utility industry policies and regulations, and any subsequent changes or new related policies and regulations, including as a result of the One Big Beautiful Bill Act, which may present technical, regulatory and economic barriers to the purchase and use of solar energy systems and may significantly reduce demand for our products or harm our ability to compete; the interruption of the flow of materials from international vendors, which could disrupt our supply chain, including as a result of the imposition of new and/or additional duties, tariffs and other charges or restrictions on imports and exports; changes in the global trade environment, including the imposition of import tariffs or other import restrictions; geopolitical, macroeconomic and other market conditions unrelated to our operating performance including but not limited to a pandemic, the Ukraine-Russia war, attacks on shipping in the Red Sea, conflict in the Middle East, inflation and interest rates; our ability to convert our orders in backlog into revenue; the reduction, elimination or expiration, or our failure to optimize the benefits of government incentives for, or regulations mandating the use of, renewable energy and solar energy, particularly in relation to our competitors, which could reduce demand for solar energy systems; failure to, or incurrence of significant costs in order to, obtain, maintain, protect, defend or enforce, our intellectual property and other proprietary right; delays in construction projects and any failure to manage our inventory; significant changes in the cost of raw materials; disruptions to transportation and logistics, including increases in shipping costs; defects or performance problems in our products, which could result in loss of customers, reputational damage and decreased revenue; delays, disruptions or quality control problems in our product development operations; our ability to retain our key personnel or failure to attract additional qualified personnel; additional business, financial, regulatory and competitive risks due to our continued planned expansion into new markets; cybersecurity or other data incidents, including unauthorized disclosure of personal or sensitive data or theft of confidential information; a failure to maintain an effective system of integrated internal controls over financial reporting, which may impair our ability to report our financial results accurately; our substantial indebtedness, risks related to actual or threatened public health epidemics, pandemics, outbreaks or crises; changes to laws and regulations, including changes to tax laws and regulations, that are applied adversely to us or our customers, including our ability to optimize those changes brought about by the passage of the Inflation Reduction Act (“IRA”), the One Big Beautiful Bill Act (“OBBB”) or any amendment or repeal thereof; our ability to successfully integrate APA Solar, LLC into our existing operations and realize the anticipated benefits or synergies of the acquisition; and other factors described in more detail in the section captioned “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, our 2024 Annual Report, and our other documents on file with the U.S. Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. You should read this presentation with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. NON-GAAP FINANCIAL INFORMATION This presentation includes certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, Adjusted net income, Adjusted net income per share, Adjusted general and administrative expense and Free cash flow. We define Adjusted gross profit as gross profit plus (i) amortization of developed technology and backlog and (ii) acquisition-related expenses if applicable. We define Adjusted gross margin as Adjusted gross profit as a percentage of revenue. We define Adjusted EBITDA as net income (loss) to common shareholders plus (i) other (income) expense, net, (ii) gain on extinguishment of debts, net, (iii) foreign currency (gain) loss, net, (iv) preferred dividends and accretion, (v) interest expense, (vi) income tax expense (benefit), (vii) depreciation expense, (viii) amortization of intangibles, (ix) amortization of developed technology and backlog, (x) equity-based compensation, (xi) change in fair value of contingent consideration, (xii) certain legal expenses, (xiii) acquisition-related expenses, and (xiv) other costs. We define Adjusted net income as net income (loss) to common shareholders plus (i) amortization of intangibles, (ii) amortization of developed technology and backlog, (iii) amortization of debt discount and issuance costs, (iv) gain on extinguishment of debts, net, (v) Series A preferred stock accretion, (vi) equity-based compensation, (vii) change in fair value of contingent consideration, (viii) certain legal expenses, (ix) acquisition- related expenses, (x) other costs, and (xi) income tax (benefit) expense adjustments. We define Adjusted general and administrative expense as general and administrative expense less (i) equity-based compensation, (ii) certain legal expenses, (iii) acquisition-related expenses, and (iv) other costs. We define Free cash flow as Cash provided by (used in) operating activities less purchase of property, plant and equipment. A detailed reconciliation between GAAP results and results excluding special items (“non-GAAP”) is included within this presentation. We calculate net income (loss) per share as net income (loss) to common shareholders divided by the basic and diluted weighted average number of shares outstanding for the applicable period and we define Adjusted net income per share as Adjusted net income (as detailed above) divided by the basic and diluted weighted average number of shares outstanding for the applicable period. We believe that these non-GAAP financial measures are provided to enhance the reader’s understanding of our past financial performance and our prospects for the future. Our management team uses these non-GAAP financial measures in assessing the Company’s performance, as well as in planning and forecasting future periods. The non-GAAP financial information is presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly titled non-GAAP measures used by other companies. Among other limitations, Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA and Adjusted net income do not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments; do not reflect the impact of certain cash charges resulting from matters we consider not to be indicative of our ongoing operations; do not reflect income tax expense or benefit; and other companies in our industry may calculate Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA and Adjusted net income differently than we do, which limits their usefulness as comparative measures. Because of these limitations, Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA and Adjusted net income should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA and Adjusted net income on a supplemental basis. You should review the reconciliation of gross profit to Adjusted gross profit and net income (loss) to Adjusted EBITDA and Adjusted net income below and not rely on any single financial measure to evaluate our business. MARKET AND INDUSTRY DATA This presentation also contains information regarding our market and our industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and we have not independently verified its accuracy or completeness.

3Q25 EARNNINGS PRESENTATION

GENERATING ENERGY WITH INTEGRITY FOR A SUSTAINABLE WORLD

ARRAY TECHNOLOGIES

Leading the way to a brighter, smarter future

A **global leader** advancing the future of clean energy

Headquartered in **Albuquerque, New Mexico**

1,200 employees globally(1)

30+ years of excellence

267 total active patents, **177** additional pending

An industry leader in reliability, durability and quality

ARRAY solar trackers are engineered for **peak performance and long life**

One of **America's Most Responsible Companies**(2)

Demonstrated track record of delivering power across the globe for 30+ years


95 GW
TRACKERS DELIVERED GLOBALLY(3)

Putting passion into action

Respecting what's right

Problem solving through technology and teamwork

(1) Includes APA employees
(2) Newsweek America's Most Responsible Companies 2024
(3) Cumulative shipments of trackers delivered globally, excludes APA

ARRAY 3

4 3 Q 2 5 E A R N N IN G S P R E S E N T A T IO N BUSINESS UPDATE Kevin G. Hostetler Chief Executive Officer — Neil Manning President & Chief Operating Officer

5 3Q 2025 HIGHLIGHTS  $393.5M REVENUE $16.9M of revenue from APA +9% vs. 2Q25, +70% vs. 3Q24 +56% YoY Volume growth vs. 3Q24 +74% YTD YoY Volume growth  $105.7M GROSS PROFIT 26.9% Gross Profit Margin +9% vs. 2Q25, +35% vs. 3Q24  $110.5M ADJUSTED GROSS PROFIT(1) 28.1% Adj. Gross Margin(1) +10% vs. 2Q25, +35% vs. 3Q24  $18.4M NET INCOME $45.8M Adjusted Net Income(1) +73% YoY Adjusted Net Income(1) vs 3Q24  $72.2M ADJUSTED EBITDA(1) +55% YoY Adj. EBITDA(1) growth vs. 3Q24 +37% YTD YoY Adj. EBITDA(1) growth vs. 3Q24  $1.9B ORDERBOOK(2) High-quality with >95% domestic >1X book-to-bill in Q3’25 OmniTrackTM, SkyLink, and Hail XPTM now represent ~40% of orderbook (1) See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure (2) Does not include APA; orderbook will be included for year-end disclosures following alignment of commercial practices 3 Q 2 5 E A R N N IN G S P R E S E N T A T IO N

APA SOLAR UPDATES

APA SOLAR RACKING
An ARRAY Company

Integration Update

On track with integration goals, including:

- Process, policies, systems alignment and optimization
- Leveraging ARRAY's scale and relationships to drive procurement synergies
- Launching combined sales strategy for customer engagement and quotation



Product & Commercial Updates

- Increasing traction in larger utility-scale project opportunities, supported by credibility and bankability with ARRAY
- Integrated Tracker/Engineered Foundation expected 2H26
- Upcoming new product offerings across fixed-tilt and foundation solutions portfolio

APA PRODUCT PORTFOLIO

Engineered Foundation Solutions

A-FRAME™
TRACKER INTERFACE





C-PILE

SCREW



HELICAL



GEO-BALLAST



POUR-N-GO

Fixed-Tilt Mounting Systems

TITAN
TITAN DUO



READYRACK



3Q25 EARNNINGS PRESENTATION
ARRAY
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COMMERCIAL MOMENTUM

Strengthening orderbook post-OBBB → growth in new product adoption, improving book-to-bill momentum, and enhanced customer mix

SIGNIFICANT EARLY-STAGE DOMESTIC PIPELINE EXPANSION



Double-digit YTD growth
in early stage project bids
4Q24
3Q25

INNOVATION DRIVING COMMERCIAL SUCCESS

Percentage of Orderbook from OmniTrack™, SkyLink and Hail XP™



7%
15%
18%
23%
28%
37%
40%
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25

Note: Pipeline and orderbook details do no include APA

Propelling innovation through voice of the customer

- OmniTrack™, SkyLink, Hail XP™
- Significant momentum in SmarTrack® software deployments
- More than 300 customers and industry participants reached YTD through ARRAY Days and Insurance forums

Driving efficiencies & lower LCOE for project owners

Patented technology designed for:

- Zero scheduled maintenance
- Innovative weather mitigating solutions
- Efficient installations

Promising Demand Landscape: Expect another strong growth year in 2026

- Strong orderbook momentum setting up 2026 for success
- Early-stage pipeline expansion leading to more opportunities in 2026 and beyond
- Increasing opportunity to sell multiple ARRAY products per project, expanding share of wallet

3Q25 EARNINGS PRESENTATION

ARRAY
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3Q25 EARNINGS PRESENTATION

SUPPLY CHAIN RESILIENCY

Through effective supply chain optimization less than 20% of a typical BOM currently exposed to tariffs and expect less than 14% by end of year

Supply Chain Strategy

- **Flexible and dynamic sourcing**: >50 domestic and >100 international suppliers
- Offering **100% domestically sourced tracker**[1]
- Leverage **>40GW** annual U.S. supplier capacity
- **Optimize for customer needs** between domestic and imported supplies
- **Upgrade of Albuquerque** facility and utilization of **APA facility in Ohio**

Tariff Management and Risk Mitigation

- Maximize scale to drive cost and lead time optimization
- Tariff pass-through for certain components
- Existing tariff increases incorporated into upfront quotes
- Invested in digital tools for real-time tariff tracking and supply chain optimization
- Active engagement with policymakers on trade and tariff issues

KEY COMPONENTS	PORTION of BOM	US SOURCING LOCATIONS			
		USA	MEX	APAC	EMEA
Torque Tube		✓		✓	
Clamps		✓	✓	✓	
Center Structures & Gearboxes		✓	✓		
Bearing Housings		✓			
Brackets		✓		✓	
Gear racks		✓			
Driveline		✓		✓	
Dampers		✓		✓	
Motors		✓		✓	✓

Note: Only major components listed above, not an exhaustive list of components

(1) 100% of the domestic content assigned cost under the U.S. Treasury Department's latest guidance (Notice 2025-08) issued in January 2025

ARRAY

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9 H. Keith Jennings Chief Financial Officer 3 Q 2 5 E A R N N IN G S P R E S E N T A T IO N FINANCIAL UPDATE

10 3 Q 2 5 E A R N N IN G S P R E S E N T A T IO N 3Q 2025 FINANCIAL HIGHLIGHTS Performance driven by volume growth from commercial execution $393.5 $362.2 $231.4 3Q25 2Q25 3Q24 Revenue $0.12 $0.19 $0.30 $0.25 $0.17 3Q25 2Q25 3Q24 Diluted EPS Adj. EPS $105.7 $97.1 $78.3 $110.5 $100.8 $82.0 26.9% 26.8% 33.8%28.1% 27.8% 35.4% 3Q25 2Q25 3Q24 Gross Profit (GAAP) Adj. Gross Profit Gross Margin (GAAP) Adj. Gross Margin $18.4 $28.5 $72.2 $63.6 $46.7 18.3% 17.5% 20.2% 3Q25 2Q25 3Q24 Net Income (Loss) Adj. EBITDA Adj. EBITDA Margin Year Over Year REVENUE +70% ADJ. GP +35% ADJ. EBITDA +55% ADJ. EPS +71% Sequential REVENUE +9% ADJ. GP +10% ADJ. EBITDA +14% ADJ. EPS +17% ($ m ill io ns ) ($ m ill io ns ) ($ m ill io ns ) (1) (1) (1) (1)(1) (1) See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure $(155.4) $(1.02)

11 3 Q 2 5 E A R N N IN G S P R E S E N T A T IO N 3Q 2025 FINANCIAL RESULTS Strong results exceeded expectations in revenue, adjusted EBITDA(1) and adjusted EPS(1) ($ in millions, except EPS Data) 3Q25 2Q25 3Q24 Revenue $393.5 $362.2 $231.4 Gross margin 26.9% 26.8% 33.8% Net income (loss) to Common Shareholders $18.4 $28.5 ($155.4) Diluted EPS $0.12 $0.19 ($1.02) Adjusted gross margin(1) 28.1% 27.8% 35.4% Adjusted EBITDA(1) $72.2 $63.6 $46.7 Adjusted EBITDA margin(1) 18.3% 17.5% 20.2% Adjusted net income(1) $45.8 $38.8 $26.5 Adjusted EPS(1) $0.30 $0.25 $0.17 Free Cash Flow(1) $21.9 $37.2 $43.9 Financial Performance 3Q Revenue growth of 70% over 3Q24, largely driven by market share growth & new product uptake 3Q Adjusted Gross Margin(1) of 28.1%, improved by 30 bps from 2Q25, primarily due to higher mix of domestic projects and ASP improvements 3Q Adjusted EBITDA(1) of $72M, second highest quarter in company history (1) See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure

12 3 Q 2 5 E A R N N IN G S P R E S E N T A T IO N LEVERAGE & LIQUIDITY Total available liquidity maintained over $365M post acquisition of APA Solar with Net Debt leverage of 2.1X Current Leverage Corporate Ratings: B1 (Stable) / B+ (stable) ($ millions) As of September 30, 2025 Amount xEBITDA(1) Cash & Cash Equivalents $221.5 Revolving Credit Facility (RCF) ($166)(2) $0.0 Total Secured Debt $0.0 NA Net First Lien Leverage ($221.5) Convertible Notes due 2028(2) $325.0 Convertible Notes due 2031(2) $345.0 Other Debt $25.6 Total Debt $695.6 3.1X Net Debt $474.1 2.1X Net Available Liquidity ($ millions) As of September 30, 2025 Cash & Cash Equivalents $221.5 RCF $166.0 Less LC hold(3) ($20.7) Available Liquidity $366.8 (1) Trailing Twelve Months (TTM) Adj EBITDA of $222M as of September 30,2025 (2) Represents outstanding principals of respective instruments (3) LC hold does not represent a balance sheet commitment and; therefore, is not considered part of net debt; however, LC hold in excess of $50 million will be reflected in covenant test. LC hold balances as of September 30, 2025

2025 FULL YEAR GUIDANCE UPDATE

FY2025	*Previous Guidance (Excludes APA)*	**Updated Guidance** *(includes APA)*
REVENUE	$1.180B - $1.215B	**$1.25B - $1.28B**
ADJUSTED GROSS MARGIN	28% - 29%	**27% - 28%**
ADJUSTED EBITDA	$185M - $200M	**$185M - $195M**
ADJUSTED NET INCOME PER COMMON SHARE	$0.63 - $0.70	**$0.64 - $0.70**
ADJUSTED G&A	$150M - $155M	**$160M - $165M**
CAPITAL EXPENDITURES	$30M - $35M	**Approx. $20M**
FREE CASH FLOW	$115M - $130M	**Approx. $100M**

Updated guidance inclusive of APA contribution; expect APA revenue of approx. $50M
Expected tax rate of approx. 25%-26%

1) Guidance includes benefits related to the Inflation Reduction Act Section 45X Advanced Manufacturing Production Credit for torque tube and structural fastener manufacturing.
2) A reconciliation of projected adjusted gross margin, adjusted EBITDA, adjusted net income per share, adjusted G&A, and free cash flow, which are forward-looking measures that are not prepared in accordance with GAAP, to the most directly comparable GAAP financial measures, is not provided because we are unable to provide such reconciliation without unreasonable effort. The inability to provide a quantitative reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the components of the applicable GAAP measures and non-GAAP adjustments may be recognized. The GAAP measures may include the impact of such items as non-cash share-based compensation, revaluation of the fair-value of our contingent consideration, amortization of intangible assets and the tax effect of such items, in addition to other items we have historically excluded from adjusted EBITDA and adjusted net income per share. We expect to continue to exclude these items in future disclosures of these non-GAAP measures and may also exclude other similar items that may arise in the future (collectively, "non-GAAP adjustments"). The decisions and events that typically lead to the recognition of non-GAAP adjustments are inherently unpredictable as to if or when they may occur. As such, for our 2025 guidance, we have not included estimates for these items and are unable to address the probable significance of the unavailable information, which could be material to future results.

3Q25 EARNNINGS PRESENTATION

ARRAY
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INVESTMENT HIGHLIGHTS

3Q25 EARNINGS PRESENTATION

Leading solution in high demand market

- Significant AI datacenter growth and manufacturing onshoring in US expected to drive demand
- Solar leads the industry as the quickest and least expensive way to deploy energy developments, less than half the lowest cost fossil alternative[(1)]

Differentiated product portfolio

- Portfolio built around industry's only passive stow tracker solutions, designed to optimize yield and reduce project complexity
- Expansive product and software portfolio including unique solutions such as Hail XP™, OmniTrack™, and SmarTrack®
- Expansion into fixed-tilt and engineered foundation solutions through acquisition of APA Solar

Robust financial performance

- Strong cash flow generation through various economic cycles and political environments
- Optimized capital structure positioned for growth and portfolio expansion

Experienced management team

- Management team with proven experience across, energy, manufacturing, product, and service industries
- High engagement with industry and trade associations

(1) Lazard Levelized Cost of Energy report June 2025

ARRAY
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15 3 Q 2 5 E A R N N IN G S P R E S E N T A T IO N APPENDIX

16 Array Technologies, Inc. As of (in thousands, except per share and share amounts) (Unaudited) September 30, 2025 December 31, 2024 Assets Current Assets Cash and cash equivalents $ 221,516 $ 362,992 Restricted cash 1,587 1,149 Accounts receivable, net of allowance of $8,418 and $4,848, respectively 378,592 275,838 Inventories, net 180,885 200,818 Prepaid expenses and other 83,969 157,927 Total current assets 866,549 998,724 Property, plant and equipment, net 54,664 26,222 Goodwill 245,215 160,189 Other intangible assets, net 244,484 181,409 Deferred income tax assets 17,312 17,754 Other assets 182,937 41,701 Total assets $ 1,611,161 $ 1,425,999 Liabilities, Redeemable Perpetual Preferred Stock and Stockholders' Equity Current Liabilities Accounts payable $ 231,876 $ 172,368 Accrued expenses and other 76,583 91,183 Income tax payable 2,479 5,227 Deferred revenue 95,387 119,775 Current portion of contingent consideration 17,666 1,193 Current portion of warranty liability 4,234 2,063 Current portion of debt 22,595 30,714 Other current liabilities 7,669 15,291 Total current liabilities 458,489 437,814 Deferred income tax liabilities 22,042 21,398 Other long-term liabilities 50,467 18,684 Contingent consideration, net of current portion 11,212 7,868 Warranty liability, net of current portion 5,984 4,830 Long-term debt, net of current portion 658,378 646,570 Total liabilities 1,206,572 1,137,164 Commitments and contingencies Series A Redeemable Perpetual Preferred Stock of $0.001 par value; 500,000 authorized; 483,112 and 460,920 shares issued as of September 30, 2025 and December 31, 2024, respectively; liquidation preference of $493.1 million at both dates 451,306 406,931 Stockholders' equity Preferred stock of $0.001 par value - 4,500,000 shares authorized; none issued at respective dates - - Common stock of $0.001 par value - 1,000,000,000 shares authorized; 152,747,767 and 151,951,652 shares issued at respective dates 152 151 Additional paid-in capital 238,043 297,780 Accumulated deficit (277,113) (370,624) Accumulated other comprehensive loss (7,799) (45,403) Total stockholders' equity (46,717) (118,096) Total liabilities, redeemable perpetual preferred stock and stockholders' equity $ 1,611,161 $ 1,425,999 3 Q 2 5 E A R N N IN G S P R E S E N T A T IO N CONDENSED CONSOLIDATED BALANCE SHEETS

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Array Technologies, Inc.	Three Months Ended September 30,		Nine Months Ended September 30,	
(in thousands, except per share amounts) (Unaudited)	2025	2024	2025	2024
Revenue	$ 393,491	$ 231,406	$ 1,058,097	$ 640,575
Cost of revenue				
Cost of product and service revenue	283,386	149,452	767,161	410,299
Amortization of developed technology and backlog	4,434	3,639	11,713	10,918
Total cost of revenue	287,820	153,091	778,874	421,217
Gross profit	105,671	78,315	279,223	219,358
Operating expenses				
General and administrative	52,248	40,149	141,147	114,904
Change in fair value of contingent consideration	1,014	(39)	1,014	(271)
Depreciation and amortization	6,958	8,880	17,951	27,384
Goodwill impairment	-	162,000	-	162,000
Total operating expenses	60,220	210,990	160,112	304,017
Income (loss) from operations	45,451	(132,675)	119,111	(84,659)
Interest income	2,977	4,223	10,096	12,685
Interest expense	(5,046)	(8,264)	(21,849)	(25,818)
Foreign currency (loss) gain, net	(6)	(106)	2,026	(1,073)
Gain on extinguishment of debts, net	-	-	14,207	-
Other income (expense), net	68	(682)	12	(1,662)
Total other (expense) income, net	(2,007)	(4,829)	4,492	(15,868)
Income (loss) before income tax expense	43,444	(137,504)	123,603	(100,527)
Income tax expense	9,941	3,850	30,092	12,964
Net income (loss)	33,503	(141,354)	93,511	(113,491)
Preferred dividends and accretion	15,144	14,080	44,375	41,332
Net income (loss) to common shareholders	$ 18,359	$ (155,434)	$ 49,136	$ (154,823)
Income (loss) per common share				
Basic	$ 0.12	$ (1.02)	$ 0.32	$ (1.02)
Diluted	$ 0.12	$ (1.02)	$ 0.32	$ (1.02)
Weighted average number of common shares outstanding				
Basic	152,727	151,923	152,465	151,691
Diluted	154,090	151,923	153,350	151,691

3Q25 EARNNINGS PRESENTATION

ARRAY
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18 3 Q 2 5 E A R N N IN G S P R E S E N T A T IO N CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS Array Technologies, Inc. Nine Months Ended September 30, (in thousands) (Unaudited) 2025 2024 Operating activities Net income (loss) $ 93,511 $ (113,491) Adjustments to reconcile net income to cash provided by operating activities: Goodwill impairment - 162,000 Provision for bad debts 1,001 3,415 Deferred tax expense (benefit) 6,748 (7,279) Depreciation and amortization 19,923 29,015 Amortization of developed technology and backlog 11,713 10,918 Amortization of debt discount and issuance costs 4,407 4,652 Gain on extinguishment of debts, net (14,207) - Equity-based compensation 11,343 6,851 Change in fair value of contingent consideration 1,014 (271) Warranty provision 10,290 36 Inventory reserve 3,360 2,481 Other non-cash (2,017) - Changes in working capital, net (88,941) (1,933) Net cash provided by operating activities 58,145 96,394 Investing activities Purchase of property, plant and equipment (14,496) (5,604) Acquisition, net of cash acquired (164,916) - Retirement/disposal of property, plant and equipment - 38 Sale of equity investment - 11,975 Net cash (used in) provided by investing activities (179,412) 6,409 Financing activities Proceeds from issuance of other debt 108,659 19,024 Proceeds from issuance of convertible notes 345,000 - Premium paid on capped call (35,087) - Fees paid on issuance of convertible notes (10,434) - Repayments of other debt (119,181) (24,879) Repayments of term loan facility (233,875) (3,225) Repayments of convertible notes (78,363) - Contingent consideration payments (1,204) (1,427) Other financing (1,033) (1,734) Net cash used in financing activities (25,518) (12,241) Effect of exchange rate changes on cash and cash equivalent balances 5,747 (7,270) Net change in cash and cash equivalents and restricted cash (141,038) 83,292 Cash and cash equivalents, and restricted cash beginning of period 364,141 249,080 Cash and cash equivalents and restricted cash, end of period $ 223,103 $ 332,372

19 3 Q 2 5 E A R N N IN G S P R E S E N T A T IO N ADJUSTED GROSS PROFIT RECONCILIATION Array Technologies, Inc. Three Months Ended (in thousands, except percentages) (Unaudited) September 30, 2025 June 30, 2025 September 30, 2024 Revenue $ 393,491 $ 362,243 $ 231,406 Cost of revenue 287,820 265,119 153,091 Gross profit 105,671 97,124 78,315 Gross margin 26.9% 26.8% 33.8% Amortization of developed technology and backlog 4,434 3,640 3,639 Acquisition-related expenses(a) 399 - - Adjusted gross profit 110,504 100,764 81,954 Adjusted gross margin 28.1% 27.8% 35.4% a) For the three months ended September 30, 2025, represents acquisition-related fair value adjustments to inventory and PP&E

20 Array Technologies, Inc. Three Months Ended (in thousands) (Unaudited) September 30, 2025 June 30, 2025 September 30, 2024 General and administrative expense $ 52,248 $ 44,954 $ 40,149 Equity based compensation (4,647) (3,898) (2,023) Certain legal expenses(a) - (149) (2,270) Acquisition-related expenses(b) (8,545) (3,087) - Adjusted general and administrative expense $ 39,056 $ 37,820 $ 35,856 a) Represents certain legal fees and other related costs associated with (i) actions filed against the company and certain officers and directors alleging violations of the Securities Act of 1933 and the Securities Exchange Act of 1934, which litigation was dismissed with prejudice by the Court on May 19, 2023 and subsequently appealed. The appeal has been fully briefed, argued, and the Company is awaiting a decision, and (ii) legal and success fees related to a regional tax dispute for a period prior to the acquisition of STI, and (iii) other litigation and legal matters. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business. b) For the three months ended June 30, 2025 & September 30, 2025, represents acquisition-related expenses. 3 Q 2 5 E A R N N IN G S P R E S E N T A T IO N ADJUSTED G&A RECONCILIATION

ADJUSTED EBITDA RECONCILIATION

Array Technologies, Inc.	**Three Months Ended**					
(in thousands) (Unaudited)	**September 30, 2025**	**June 30, 2025**	**March 31, 2025**	**December 31, 2024**	**September 30, 2024**	**June 30, 2024**
Net income (loss)	$ 33,503	$ 43,262	$ 16,746	$ (126,903)	$ (141,354)	$ 25,698
Preferred dividends and accretion	15,144	14,788	14,443	14,338	14,080	13,749
Net income (loss) to common shareholders	$ 18,359	$ 28,474	$ 2,303	$ (141,241)	$ (155,434)	$ 11,949
Other income, net	(3,045)	(3,721)	(3,342)	(4,746)	(3,541)	(2,988)
Gain on extinguishment of debts, net	-	(14,207)	-	-	-	-
Foreign currency (gain) loss, net	6	(1,343)	(689)	3,442	106	468
Preferred dividends and accretion	15,144	14,788	14,443	14,338	14,080	13,749
Interest expense	5,046	8,768	8,035	9,007	8,264	8,614
Income tax expense (benefit)	9,941	13,617	6,534	(23,146)	3,850	7,810
Depreciation expense	1,537	1,178	1,043	1,140	1,232	1,155
Amortization of intangibles	6,199	5,078	4,889	8,142	8,274	8,141
Amortization of developed technology and backlog	4,434	3,640	3,639	3,640	3,639	3,640
Equity-based compensation	4,647	3,898	2,798	3,498	2,023	808
Change in fair value of contingent consideration	1,014	150	(150)	396	(39)	503
Long-lived assets impairment	-	-	-	91,904	-	-
Goodwill impairment	-	-	-	74,000	162,000	-
Certain legal expenses[(a)]	-	149	1,083	2,240	2,270	1,533
Acquisition-related expenses[(b)]	8,912	3,087	-	-	-	-
Other costs[(c)]	-	-	-	2,586	-	-
Adjusted EBITDA	$ 72,194	$ 63,556	$ 40,586	$ 45,200	$ 46,724	$ 55,382

a) *Represents certain legal fees and other related costs associated with (i) actions filed against the company and certain officers and directors alleging violations of the Securities Act of 1933 and the Securities Exchange Act of 1934, which litigation was dismissed with prejudice by the Court on May 19, 2023 and subsequently appealed. The appeal has been fully briefed, argued, and the Company is awaiting a decision, and (ii) legal and success fees related to a regional tax dispute for a period prior to the acquisition of STI, and (iii) other litigation and legal matters. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business.*

b) *For the three months ended June 30, 2025 and September 30, 2025, represents acquisition-related expenses and fair value adjustments to inventory*

c) *Other costs represent costs related to Capped-Call treatment evaluation and costs related to the settlement of a regional tax dispute for a period prior to the acquisition of STI. .*

3Q25 EARNNINGS PRESENTATION

ARRAY

21

ADJUSTED NET INCOME RECONCILIATION

Array Technologies, Inc.	Three Months Ended		
(in thousands, except per share amounts) (Unaudited)	September 30, 2025	June 30, 2025	September 30, 2024
Net Income (loss)	$ 33,503	$ 43,262	$ (141,354)
Preferred dividends and accretion	15,144	14,788	14,080
Net income (loss) to common shareholders	$ 18,359	$ 28,474	$ (155,434)
Amortization of intangibles	6,199	5,078	8,274
Amortization of developed technology and backlog	4,434	3,640	3,639
Amortization of debt discount and issuance costs	879	2,064	1,551
Gain on extinguishment of debts, net	-	(14,207)	-
Series A Preferred Stock accretion	7,548	7,393	6,947
Equity based compensation	4,647	3,898	2,023
Change in fair value of contingent consideration	1,014	150	(39)
Goodwill impairment	-	-	162,000
Certain legal expenses [(a)]	-	149	2,270
Acquisition-related expenses[(b)]	8,944	3,087	-
Income tax expense of adjustments [(c)]	(6,262)	(975)	(4,771)
Adjusted net income	$ 45,762	$ 38,751	$ 26,460
Income (loss) per common share			
Basic	$ 0.12	$ 0.19	$ (1.02)
Diluted	$ 0.12	$ 0.19	$ (1.02)
Weighted average number of common shares outstanding			
Basic	152,727	152,584	151,923
Diluted	154,090	153,068	151,923
Adjusted net income per common share			
Basic	$ 0.30	$ 0.25	$ 0.17
Diluted	$ 0.30	$ 0.25	$ 0.17
Weighted average number of common shares outstanding			
Basic	152,727	152,584	151,923
Diluted	154,090	153,068	152,135

a) *Represents certain legal fees and other related costs associated with (i) actions filed against the company and certain officers and directors alleging violations of the Securities Act of 1933 and the Securities Exchange Act of 1934, which litigation was dismissed with prejudice by the Court on May 19, 2023 and subsequently appealed. The appeal has been fully briefed, argued, and the Company is awaiting a decision, and (ii) legal and success fees related to a regional tax dispute for a period prior to the acquisition of STI, and (iii) other litigation and legal matters. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business.*

b) *For the three months ended June 30, 2025 and September 30, 2025, represents acquisition-related expenses and fair value adjustments to inventory and PP&E.*

c) *Represents the estimated tax impact of all Adjusted Net Income add-backs, excluding those which represent permanent differences between book versus tax.*

3Q25 EARNNINGS PRESENTATION

ARRAY

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23 3 Q 2 5 E A R N N IN G S P R E S E N T A T IO N FREE CASH FLOW RECONCILIATION Array Technologies, Inc. Three Months Ended (in thousands) (Unaudited) September 30, 2025 June 30, 2025 September 30, 2024 Net cash provided by operating activities $ 27,363 $ 43,841 $ 44,935 Purchase of property, plant and equipment (5,513) (6,631) (1,077) Free cash flow $ 21,850 $ 37,210 $ 43,858

24 3 Q 2 5 E A R N N IN G S P R E S E N T A T IO N THANK YOU investors@arraytechinc.com